ANNUAL REPORT
                               DECEMBER 31, 2000

                               [GRAPHIC OMITTED]

Mercury
Aggregate
Bond Index
Fund        OF MERCURY
            INDEX FUNDS, INC.

OFFICERS AND DIRECTORS

Terry K. Glenn, Director and President
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Christopher G. Ayoub, Senior
  Vice President
Robert C. Doll, Jr., Senior Vice President
Philip Green, Senior Vice President
Gregory Mark Maunz, Senior
  Vice President
Eric S. Mitofsky, Senior Vice President
Dean D'Onofrio, Senior Vice President
Frank Salerno, Senior Vice President
Richard Vella, Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and
  Treasurer
Marc C. Cozzolino, Secretary

Custodian

Merrill Lynch Trust Company
800 Scudders Mill Road
Plainsboro, NJ 08536

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260

--------------------------------------------------------------------------------
Jack B. Sunderland and Arthur Zeikel, Directors, and Joseph T. Monagle, Jr., Senior Vice President, of Mercury Aggregate Bond Index Fund have recently retired. The Fund's Board of Directors wishes Messrs. Sunderland, Zeikel and Monagle well in their retirements.
--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION

Of the ordinary income dividends paid by Mercury Aggregate Bond Index Fund during the fiscal year ended December 31, 2000, 31.12% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


             December 31, 2000 (2) Mercury Aggregate Bond Index Fund

DEAR SHAREHOLDER

We are pleased to provide you with this first annual report for Mercury Aggregate Bond Index Fund. The Fund is designed for investors who have an investment objective of seeking to achieve investment returns that replicate the total return of investment-grade fixed-income securities. As such, the Fund seeks to achieve its objective by replicating the total return, before expenses, of the unmanaged Lehman Brothers Aggregate Bond Index, a widely accepted investment performance benchmark comprised of US Government securities, US Government agency mortgage-backed securities (MBS) and investment-grade corporate bonds. It is the intent of the Fund to provide returns that are representative of the bond market as a whole, rather than to focus on or provide bias to any specific sector. The Fund seeks to achieve its objective by investing all of its assets in Master Aggregate Bond Index Series. Therefore, the Series' structure is dependent on the structure of the underlying benchmark. Sector weighting and security selection in the underlying benchmark is determined by the market representation that the sectors have in the overall market.

As of December 31, 2000, the Index was comprised of 6,097 securities, an increase from the 5,567 issues at the beginning of the year. The US Government securities sector had 955 securities in the Index, and accounted for 37.6% of the market value of the Index, down from 41.6% at the beginning of the year. The next largest sector was US Government agency MBS with 520 positions comprising 35.2% of the Index, an increase from 34.2% at the beginning of the year. Investment-grade corporate bonds comprised the final sector of the Index. Although the corporate sector has the most securities at 4,622, its market value only accounts for 27.2% of the Index, up from 24.2% last year.

In attempting to match the return of the Index (before Fund expenses), we have implemented a stratified sampling approach when selecting investments. This refers to duplicating investment characteristics of various positions, or cells, of the Series with the corresponding cell in the Index. This approach is necessary because fully replicating the Index is not practical due to its size and the illiquidity of some issues. In constructing the Treasury and Government agency sectors, the measures of duration (which measures the amount of price change when interest rates change) and convexity (which measures the stability of duration) are identical in the Series and the Index. In addition, an analysis of the duration exposure is conducted for each part of the yield curve (partial duration) to ensure identical exposure to the yield curve. This provides comfort that a deviation in performance will not result should the shape of the yield curve change.

A similar approach is applicable in constructing the corporate sector of the Series. However, in addition to duration, partial duration and convexity exercises, credit and industry exposure of the Series is matched to the Index.

The MBS sector is managed in a slightly different manner. In the analysis of MBS, the calculation of duration and convexity is highly dependent on prepayment assumptions of the underlying mortgages. While there are many models projecting prepayments, there


             December 31, 2000 (3) Mercury Aggregate Bond Index Fund has yet to emerge a model that can be fully relied upon. As a result, the duration and convexity measurements may not be accurate. In lieu of these measurements, the Series' construction is matched by other elements. This entails having a neutral exposure to the MBS sector with regard to coupon, original term (30-year, 15-year, balloon) and issuer.

Fiscal Year in Review

Since inception (February 15, 2000) through December 31, 2000, the Fund's Class I and Class A Shares had total returns of +10.73% and +10.48%, respectively. (Complete performance data can be found on pages 6 and 7 of this report to shareholders.) This compared to a total return of +11.47% for the unmanaged Lehman Brothers Aggregate Bond Index for the same period. Since the Fund is a proxy of the Index, performance differences between the Fund and the Index (known as tracking error) are expected to occur to some extent. Tracking error was low for the year, allowing the Fund to perform in line with the Index.

In Conclusion

We appreciate your investment in Mercury Aggregate Bond Index Fund, and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn                       /s/ Christopher G. Ayoub

Terry K. Glenn                           Christopher G. Ayoub
President and Director                   Senior Vice President and
                                         Portfolio Manager


/s/ Gregory Mark Maunz                   /s/ Jeffrey B. Hewson

Gregory Mark Maunz                       Jeffrey B. Hewson
Senior Vice President and                Vice President and Portfolio Manager
Portfolio Manager

January 31, 2001


             December 31, 2000 (4) Mercury Aggregate Bond Index Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers two classes of shares allowing you to invest in the way that best suits your needs.

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers two pricing alternatives:

CLASS I SHARES do not incur a maximum initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES do not incur a maximum initial sales charge or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of 0.25%.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator and the Series' Investment Adviser voluntarily waived a portion of their administrative fee and management fee, respectively. Without such waivers, the Fund's performance would have been lower.


             December 31, 2000 (5) Mercury Aggregate Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Mercury Aggregate Bond Index Fund's Class I & Class A Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Mercury Aggregate Bond Index Fund's Class I & Class A Shares compared to growth of an investment in Lehman Brothers Aggregate Bond Index. Beginning and ending values are:

                                               2/15/00**             12/00
Mercury Aggregate Bond Index Fund+--
Class I Shares*                                $10,000               $11,073
Class A Shares*                                $10,000               $11,048
Lehman Brothers Aggregate
Bond Index++                                   $10,000               $11,147

 * Assuming transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Master Aggregate Bond Index Series of Quantitative Master Series Trust. The Trust may invest in a statistically selected sample of fixed-income securities and other types of financial instruments.
++ This unmanaged market-weighted Index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and investment-grade (rated BBB or better) corporate bonds.

      Past performance is not indicative of future results.


             December 31, 2000 (6) Mercury Aggregate Bond Index Fund

FUND PERFORMANCE DATA (CONCLUDED)

AGGREGATE TOTAL RETURN
================================================================================
Class I Shares                                                          % Return
--------------------------------------------------------------------------------
Inception (2/15/00)
through 12/31/00                                                         +10.73%
--------------------------------------------------------------------------------

Class A Shares                                                          % Return
--------------------------------------------------------------------------------
Inception (2/15/00)
through 12/31/00                                                         +10.48%
--------------------------------------------------------------------------------

RECENT PERFORMANCE RESULTS

=========================================================================================
                                         6 Month        Since Inception     Standardized
As of December 31, 2000               Total Return        Total Return      30-Day Yield
-----------------------------------------------------------------------------------------
Class I*                                 +6.85%              +10.73%            5.98%
-----------------------------------------------------------------------------------------
Class A*                                 +6.72               +10.48             6.25
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**   +7.35               +11.47              --
-----------------------------------------------------------------------------------------

 * Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 2/15/00.
** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Since inception total return is from 2/15/00.


             December 31, 2000 (7) Mercury Aggregate Bond Index Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of December 31, 2000
--------------------------------------------------------------------------------

MERCURY AGGREGATE BOND INDEX FUND
================================================================================

Assets:

Investment in Master Aggregate Bond Index Series, at value
  (identified cost--$488,047)                                                           $ 495,114
Prepaid registration fees and other assets                                                146,734
                                                                                        ---------
Total assets                                                                              641,848
                                                                                        ---------
-------------------------------------------------------------------------------------------------

Liabilities:

Payables:
  Dividends to shareholders                                                $   1,204
  Distributor                                                                    190        1,394
                                                                           ---------
Accrued expenses and other liabilities                                                    146,968
                                                                                        ---------
Total liabilities                                                                         148,362
                                                                                        ---------
-------------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                              $ 493,486
                                                                                        =========
-------------------------------------------------------------------------------------------------

Net Assets Consist of:

Class I Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                     $      --+
Class A Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                             5
Paid-in capital in excess of par                                                          489,780
Accumulated distributions in excess of investment income--net                              (1,067)
Undistributed realized capital gains on investments from the Series--net                      290
Unrealized appreciation on investments from the Series--net                                 4,478
                                                                                        ---------
Net assets                                                                              $ 493,486
                                                                                        =========
-------------------------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $14,110 and 1,359 shares
  outstanding                                                                           $   10.38
                                                                                        =========
Class A--Based on net assets of $479,376 and 46,200 shares
  outstanding                                                                           $   10.38
                                                                                        =========
-------------------------------------------------------------------------------------------------

+     Amount is less than $1.

      See Notes to Financial Statements.


             December 31, 2000 (8) Mercury Aggregate Bond Index Fund

STATEMENT OF OPERATIONS

For the Period February 15, 2000+ to December 31, 2000
--------------------------------------------------------------------------------

MERCURY AGGREGATE BOND INDEX FUND
================================================================================

Investment Income:

Investment income allocated from the Series                                $   6,921
Expenses allocated from the Series                                              (125)
                                                                           ---------
Net investment income from the Series                                          6,796
                                                                           ---------
------------------------------------------------------------------------------------

Expenses:

Offering costs                                                $  60,354
Registration fees                                                45,144
Accounting services                                               1,060
Account maintenance fee--Class A                                    228
Administration fee                                                  195
Transfer agent fees                                                  52
                                                              ---------
Total expenses before reimbursement                             107,033
Reimbursement of expenses                                      (106,571)
                                                              ---------
Total expenses after reimbursement                                               462
                                                                           ---------
Investment income--net                                                         6,334
                                                                           ---------
------------------------------------------------------------------------------------

Realized & Unrealized Gain from the Series--Net:

Realized gain on investments from the Series--net                              2,101
Unrealized appreciation on investments from the Series--net                    4,478
                                                                           ---------
Net Increase in Net Assets Resulting from Operations                       $  12,913
                                                                           =========
------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


             December 31, 2000 (9) Mercury Aggregate Bond Index Fund

STATEMENT OF CHANGES
IN NET ASSETS

For the Period February 15, 2000+ to December 31, 2000
--------------------------------------------------------------------------------

MERCURY AGGREGATE BOND INDEX FUND
================================================================================

Increase (Decrease) in Net Assets:
--------------------------------------------------------------------------------

Operations:

Investment income--net                                                $   6,334
Realized gain on investments from the Series--net                         2,101
Unrealized appreciation on investments from the Series--net               4,478
                                                                      ---------
Net increase in net assets resulting from operations                     12,913
                                                                      ---------
-------------------------------------------------------------------------------

Dividends & Distributions to Shareholders:

Investment income--net:
  Class I                                                                  (694)
  Class A                                                                (5,640)
In excess of investment income--net:
  Class I                                                                  (132)
  Class A                                                                (1,068)
Realized gain on investment from the Series--net:
  Class I                                                                  (114)
  Class A                                                                (1,697)
                                                                      ---------
Net decrease in net assets resulting from dividends and
  distributions to shareholders                                          (9,345)
                                                                      ---------
-------------------------------------------------------------------------------

Capital Share Transactions:

Net increase in net assets derived from capital share transactions      464,918
                                                                      ---------
-------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                            468,486
Beginning of period                                                      25,000
                                                                      ---------
End of period                                                         $ 493,486
                                                                      =========
-------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


            December 31, 2000 (10) Mercury Aggregate Bond Index Fund

FINANCIAL HIGHLIGHTS

MERCURY AGGREGATE BOND INDEX FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                       For the Period February 15, 2000+
                                                             to December 31, 2000
                                                       --------------------------------
Increase (Decrease) in Net Asset Value:                    Class I           Class A
---------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                    $      10.00      $       10.00
                                                        -------------------------------
Investment income--net                                           .56                .62
Realized and unrealized gain (loss) on investments
  from the Series--net                                           .53                .49
                                                        -------------------------------
Total from investment operations                                1.09               1.11
                                                        -------------------------------
Less dividends and distributions:
  Investment income--net                                        (.52)              (.54)
  In excess of investment income--net                           (.10)              (.10)
  Realized gain on investments from the Series--net             (.09)              (.09)
                                                        -------------------------------
Total dividends and distributions                               (.71)              (.73)
                                                        -------------------------------
Net asset value, end of period                          $      10.38      $       10.38
                                                        ===============================
---------------------------------------------------------------------------------------

Total Investment Return:

Based on net asset value per share                             10.73%@            10.48%@
                                                        ===============================
---------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                                 .32%*              .60%*
                                                        ===============================
Expenses++                                                     89.42%*           106.04%*
                                                        ===============================
Investment income--net                                          6.50%*             6.11%*
                                                        ===============================
---------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                $         14      $         479
                                                        ===============================
---------------------------------------------------------------------------------------

  *   Annualized.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Series' allocated expenses.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


            December 31, 2000 (11) Mercury Aggregate Bond Index Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY AGGREGATE BOND INDEX FUND
================================================================================

(1)   Significant Accounting Policies:

      Mercury Aggregate Bond Index Fund (the "Fund") is part of Mercury Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in Master Aggregate Bond Index Series (the "Series") of Quantitative Master Series Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Series owned by the Fund at December 31, 2000 was .16%. On February 15, 2000 (commencement of operations), the Fund had no operations other than those relating to organizational matters. The Fund offers two classes of shares. Class I and Class A Shares are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and has exclusive voting rights with respect to matters relating to its account maintenance expenditures. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Series' Notes to Financial Statements, which are included elsewhere in this report.

      (b) Income--The Fund's income consists of the Fund's pro rata share of the realized and unrealized gains and losses, and net investment income of the Series, less all actual and accrued expenses of the Fund.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

      (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to tax treatments for post-October losses.


            December 31, 2000 (12) Mercury Aggregate Bond Index Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (f) Investment transactions--Investment transactions are accounted for on a trade date basis.

(2)   Transactions with Affiliates:

      The Corporation has entered into an Administrative Services Agreement with Mercury Advisors ("Mercury Advisors"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .19% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the period February 15, 2000 to December 31, 2000, Mercury Advisors earned fees of $195, all of which was waived. Mercury Advisor also reimbursed the Fund for additional expenses of $106,376.

      The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class A Shares.

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A shareholders.

      Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Accounting services were provided to the Fund by FAM.

      Certain officers and/or directors of the Fund are officers and/or directors of Mercury Advisors, FAM, PSI, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Series for the period February 15, 2000 to December 31, 2000 were $482,069 and $330, respectively.

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $464,918 for the period February 15, 2000 to December 31, 2000.


            December 31, 2000 (13) Mercury Aggregate Bond Index Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

Transactions in capital shares for each class were as follows:

Class I Shares for the Period
February 15, 2000+ to December 31, 2000                      Shares             Dollar Amount
---------------------------------------------------------------------------------------------
Shares sold                                                      46            $          477
Shares issued to shareholders in reinvestment
of dividends and distributions                                   63                       639
                                                             --------------------------------
Net increase                                                    109            $        1,116
                                                             ================================
---------------------------------------------------------------------------------------------

+ On February 15, 2000 (commencement of operations), the Fund issued 1,250 shares to Mercury Advisors for $12,500.

Class A Shares for the Period
February 15, 2000+ to December 31, 2000                      Shares             Dollar Amount
---------------------------------------------------------------------------------------------
Shares sold                                                  44,655            $      460,787
Shares issued to shareholders in reinvestment
of dividends and distributions                                  348                     3,556
                                                             --------------------------------
Total issued                                                 45,003                   464,343
Shares redeemed                                                 (53)                     (541)
                                                             --------------------------------
Net increase                                                 44,950            $      463,802
                                                             ================================
---------------------------------------------------------------------------------------------

+ On February 15, 2000 (commencement of operations), the Fund issued 1,250 shares to Mercury Advisors for $12,500.


            December 31, 2000 (14) Mercury Aggregate Bond Index Fund

INDEPENDENT AUDITORS' REPORT

MERCURY AGGREGATE BOND INDEX FUND
================================================================================

The Board of Directors and Shareholders,
Mercury Aggregate Bond Index Fund
(One of the series constituting Mercury Index Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Aggregate Bond Index Fund as of December 31, 2000, the related statements of operations, changes in net assets, and the financial highlights for the period February 15, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Aggregate Bond Index Fund of Mercury Index Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period February 15, 2000 (commencement of operations) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2001


            December 31, 2000 (15) Mercury Aggregate Bond Index Fund

SCHEDULE OF INVESTMENTS

MASTER AGGREGATE BOND INDEX SERIES
================================================================================

                                                                               In US Dollars
                   -------------------------------------------------------------------------
                          Face       Interest           Maturity
Issue                    Amount        Rate              Date(s)                   Value
--------------------------------------------------------------------------------------------
US Government & Agency Obligations--38.7%

Fannie Mae             $  300,000      5.45 %          10/10/2003                 $  297,984
                          220,000      6.85             4/05/2004                    227,737
                        1,600,000      7.125            3/15/2007                  1,708,000
                        2,200,000      5.75             2/15/2008                  2,182,584
--------------------------------------------------------------------------------------------
Financing Corp.           700,000      9.80            11/30/2017                    958,454
--------------------------------------------------------------------------------------------
Freddie Mac             5,600,000      6.25            10/15/2002                  5,661,264
                        6,600,000      5.75             7/15/2003                  6,617,556
                        1,300,000      7.18             6/27/2006                  1,384,024
                        4,300,000      6.75             9/15/2029                  4,580,682
--------------------------------------------------------------------------------------------
Tennessee Valley
Authority, Series E     2,000,000      6.25            12/15/2017                  1,988,740
--------------------------------------------------------------------------------------------
United States             800,000      8.75            11/15/2008                    869,752
Treasury Bonds         15,500,000      8.75             5/15/2017                 20,818,360
                        1,250,000      8.50             2/15/2020                  1,675,587
                        5,900,000      6.375            8/15/2027                  6,534,250
--------------------------------------------------------------------------------------------
United States             200,000      5.50             7/31/2001                    199,750
Treasury Notes          2,900,000      5.50             8/31/2001                  2,896,375
                        2,200,000      5.875           11/30/2001                  2,205,500
                       13,200,000      6.50             5/31/2002                 13,398,000
                        5,300,000      6.25             7/31/2002                  5,373,723
                          750,000      5.625           11/30/2002                    756,090
                        4,800,000      4.75             2/15/2004                  4,741,488
                        2,700,000      5.875            2/15/2004                  2,755,269
                        7,300,000      5.25             5/15/2004                  7,325,112
                        1,600,000      6.00             8/15/2004                  1,645,248
                        1,500,000      5.875           11/15/2004                  1,539,135
                       10,150,000      5.875           11/15/2005                 10,498,856
                        4,000,000      6.625            5/15/2007                  4,311,240
                        3,300,000      6.125            8/15/2007                  3,474,801
                        2,500,000      5.50             5/15/2009                  2,550,000
--------------------------------------------------------------------------------------------
Total Investments in US Government & Agency Obligations
(Cost--$116,940,907)--38.7%                                                      119,175,561
--------------------------------------------------------------------------------------------


            December 31, 2000 (16) Mercury Aggregate Bond Index Fund

                                                                                   In US Dollars
                      --------------------------------------------------------------------------
                          Face       Interest             Maturity
Issue                    Amount        Rate                Date(s)                      Value
------------------------------------------------------------------------------------------------
US Government Agency Mortgage-Backed Obligations*--34.9%
Fannie Mae            $ 1,083,679      5.50%           6/01/2011-2/01/2014           $ 1,054,263
                        4,440,551      6.00            2/01/2013-6/01/2015             4,385,959
                        7,821,092      6.00            1/01/2026-5/01/2029             7,576,353
                          400,000      6.00                  TBA(1)                      394,872
                        4,703,194      6.50           1/01/2013-11/01/2014             4,709,259
                       14,163,352      6.50           12/01/2025-1/01/2030            13,981,278
                        6,638,216      7.00           4/01/2027-11/01/2030             6,655,414
                        3,036,543      7.50           10/01/2027-9/01/2030             3,082,055
                          500,000      7.50                  TBA(1)                      507,340
                        2,754,852      8.00           11/01/2029-12/01/2030            2,821,436
                          200,000      8.00                  TBA(1)                      206,000
                          199,981      8.50                  TBA(1)                      206,042
------------------------------------------------------------------------------------------------
Freddie Mac--           1,232,828      5.50           10/01/2013-1/01/2014             1,199,576
Gold Program            1,386,824      5.50           12/01/2028-2/01/2029             1,306,426
                        6,168,631      6.50           1/01/2026-11/01/2030             6,091,383
                          300,000      6.50                  TBA(1)                      296,061
                        3,013,142      7.00           1/01/2011-11/01/2015             3,055,647
                        9,011,157      7.00           9/01/2025-11/01/2030             9,045,179
                          500,000      7.00                  TBA(1)                      501,090
                        1,460,103      7.50           5/01/2007-11/01/2015             1,493,078
                        8,032,951      7.50           1/01/2023-10/01/2030             8,158,648
                        1,000,000      7.50                  TBA(1)                    1,015,310
                        2,800,362      8.00            6/01/2024-7/01/2030             2,876,744
                          200,000      8.00                  TBA(1)                      205,062
                        1,188,471      8.50            5/01/2028-8/01/2030             1,227,215
                          620,685      9.50                 2/01/2019                    659,202
------------------------------------------------------------------------------------------------
Government              1,579,716      6.00            4/20/2026-2/15/2029             1,534,261
National Mortgage         200,000      6.00                  TBA(1)                      194,062
Association               360,169      6.50            2/15/2014-5/15/2014               361,915
                        5,806,966      6.50            4/15/2026-7/15/2029             5,748,942
                          172,377      7.00                 4/15/2013                    175,387
                        6,463,708      7.00            7/15/2027-5/15/2030             6,495,808
                        4,880,142      7.50           3/15/2024-11/15/2030             4,966,457
                        3,520,863      8.00           12/15/2022-8/15/2030             3,614,847
                          300,000      8.00                  TBA(1)                      307,875
                          881,120      8.50           11/15/2017-8/15/2030               908,456
                          657,836      9.00           11/15/2016-11/15/2024              688,702
                           52,824      9.50                 9/15/2021                     56,360
------------------------------------------------------------------------------------------------
Total US Government Agency Mortgage-Backed Obligations
(Cost--$107,199,580)--34.9%                                                          107,763,964
------------------------------------------------------------------------------------------------


            December 31, 2000 (17) Mercury Aggregate Bond Index Fund

                                                                               In US Dollars
                  --------------------------------------------------------------------------
S&P      Moody's      Face
Ratings  Ratings     Amount             Corporate Bonds & Notes                     Value
--------------------------------------------------------------------------------------------
Banking--2.7%

                                 Bank of America Corp.:
A        Aa3      $ 1,000,000     6.875% due 6/01/2003                           $ 1,012,990
A+       Aa2        1,000,000     7.875% due 5/16/2005                             1,055,070
A        Aa3        1,500,000    Bank One Corp., 7.625% due 8/01/2005              1,553,430
A+       A1         1,000,000    Chase Manhattan Corporation,
                                  9.75% due 11/01/2001                             1,025,920
                                 Citicorp:
A+       A1           500,000     9.50% due 2/01/2002                                516,810
A+       A1           500,000     6.375% due 11/15/2008                              483,865
A        A1         1,000,000    First Bank Systems, Inc.,
                                 7.55% due 6/15/2004                               1,033,830
A-       A3         1,020,000    Fleet/Norstar Financial Group, Inc.,
                                 8.125% due 7/01/2004                              1,069,868
A        Aa3          500,000    NationsBank Corporation,
                                 7.50% due 9/15/2006                                 516,705
                                                                                 -----------
                                                                                   8,268,488
--------------------------------------------------------------------------------------------
Financial Services--5.3%

AA-      A2           800,000    Boeing Capital Corporation,
                                 7.10% due 9/27/2005                                 834,472
A-       A2         1,500,000    Deutsche Telekom International Finance,
                                 8% due 6/15/2010                                  1,523,490
BBB+     Baa1         500,000    EOP Operating LP, 6.75% due 2/15/2008               484,575
                                 Ford Motor Credit Co.:
A        A2         1,000,000     7.75% due 11/15/2002                             1,024,480
A        A2         1,500,000     7.20% due 6/15/2007                              1,492,635
A        A2         1,000,000     7.875% due 6/15/2010                             1,028,670
                                 General Electric Capital Corp.:
AAA      Aaa          500,000     6.80% due 11/01/2005                               517,010
AAA      Aaa        1,500,000     7.375% due 1/19/2010                             1,619,385
                                 General Motors Acceptance Corporation:
A        A2         1,400,000     9% due 10/15/2002                                1,460,424
A        A2         1,200,000     7.75% due 1/19/2010                              1,238,424
A        A2           600,000     8.80% due 3/01/2021                                661,152
A+       A1           500,000    Goldman Sachs Group, Inc.,
                                 7.625% due 8/17/2005                                521,330
                                 Lehman Brothers Holdings, Inc.:
A        A2           500,000     7.625% due 6/01/2006                               516,130
A        A2         1,000,000     7.20% due 8/15/2009                                993,490
A        Aa3        2,000,000    Salomon, Smith Barney Holdings, Inc.,
                                 6.25% due 5/15/2003                               1,998,420
BBB      Baa1         500,000    Simon Debartolo, 6.75% due 7/15/2004                489,470
                                                                                 -----------
                                                                                  16,403,557
--------------------------------------------------------------------------------------------


            December 31, 2000 (18) Mercury Aggregate Bond Index Fund

                                                                               In US Dollars
                   -------------------------------------------------------------------------
S&P      Moody's      Face
Ratings  Ratings     Amount                Corporate Bonds & Notes                  Value
--------------------------------------------------------------------------------------------
Financial Services--Consumer--1.1%

A+       A1        $  700,000    Allstate Corp., 6.75% due 5/15/2018              $  648,641
                                 Associates Corp. NA:
AA-      Aa3          500,000     6.50% due 7/15/2002                                502,375
AA-      Aa3          500,000     7.23% due 5/17/2006                                516,845
A        A2         1,000,000    Household Finance Corp.,
                                 5.875% due 2/01/2009                                919,070
BBB+     A3         1,000,000    Washington Mutual Inc.,
                                 7.50% due 8/15/2006                               1,020,640
                                                                                  ----------
                                                                                   3,607,571
--------------------------------------------------------------------------------------------
Foreign Government Obligations--1.3%

AA+      Aa1          500,000    Canada Government Bond,
                                 5.25% due 11/05/2008                                478,565
AA-      Aa2        1,000,000    Province of British Columbia,
                                 7.25% due 9/01/2036                               1,051,310
AA-      Aa3          500,000    Province of Ontario, 7.375% due 1/27/2003           515,365
A+       A1           750,000    Province of Saskatchewan, 8% due 7/15/2004          797,992
BB+      Baa3       1,000,000    United Mexican States,
                                 9.875% due 2/01/2010                              1,073,000
                                                                                  ----------
                                                                                   3,916,232
--------------------------------------------------------------------------------------------
Industrial--Consumer Goods--1.6%

A+       A1         1,000,000    Anheuser-Busch Companies, Inc.,
                                 6.75% due 11/01/2006                              1,013,000
A        A2         1,000,000    Coca-Cola Enterprises,
                                 6.75% due 9/15/2028                                 949,180
AA       Aa2        1,000,000    Kimberly-Clark Corporation,
                                 7.10% due 8/01/2007                               1,052,050
                                 Nabisco Inc.:
A        A2         1,000,000     6% due 2/15/2001                                   997,630
A        A2           500,000     6.375% due 2/01/2005                               484,965
A        A2           365,000    Philip Morris Companies, Inc.,
                                 6.95% due 6/01/2006                                 364,084
                                                                                  ----------
                                                                                   4,860,909
--------------------------------------------------------------------------------------------
Industrial--Energy--1.3%

BBB+     A3         1,000,000    Apache Corporation, 7% due 2/01/2018                976,420
A-       A3           500,000    Burlington Resources,
                                 7.375% due 3/01/2029                                500,695
BBB+     A2           500,000    Consolidated Natural Gas Company,
                                 6.625% due 12/01/2008                               496,765
BBB+     Baa1         500,000    Enron Corp., 6.625% due 10/15/2003                  505,240
BBB-     Baa2         500,000    KN Energy, Inc., 6.65% due 3/01/2005                499,385


            December 31, 2000 (19) Mercury Aggregate Bond Index Fund

                                                                              In US Dollars
                   -------------------------------------------------------------------------
S&P      Moody's      Face
Ratings  Ratings     Amount              Corporate Bonds & Notes                   Value
--------------------------------------------------------------------------------------------
Industrial--Energy (concluded)

BBB-     Baa3      $  500,000    Occidental Petroleum Corp.,
                                 8.45% due 2/15/2029                              $  550,735
BBB      Baa2         500,000    Phillips Petroleum, 8.86% due 5/15/2022             516,325
                                                                                  ----------
                                                                                   4,045,565
--------------------------------------------------------------------------------------------
Industrial--Manufacturing--2.4%

AA+      Aa2          500,000    Atlantic Richfield Company,
                                 8.44% due 2/21/2012                                 585,085
A        A2           150,000    Chrysler Corp., 7.45% due 3/01/2027                 133,437
A        A2         1,000,000    DaimlerChrysler North America Holdings Corp.,
                                 7.75% due 6/15/2005                               1,017,290
BBB      Baa2       1,000,000    Delphi Auto Systems Corporation,
                                 7.125% due 5/01/2029                                852,250
BBB-     Baa3         500,000    Georgia-Pacific Corp.,
                                 7.375% due 12/01/2025                               372,995
A+       A1         1,000,000    International Business Machines Corp.,
                                 7.125% due 12/01/2096                               923,580
BBB-     Baa3         500,000    Lockheed Martin Corp.,
                                 7.25% due 5/15/2006                                 516,165
BBB-     Baa2         600,000    Raytheon Co., 6.75% due 3/15/2018                   560,586
BBB      Baa2       1,500,000    Union Carbide Corp., 6.25% due 6/15/2003          1,497,180
BBB      Baa2       1,000,000    Visteon Corp., 8.25% due 8/01/2010                  973,450
                                                                                  ----------
                                                                                   7,432,018
--------------------------------------------------------------------------------------------
Industrial--Other--0.8%

BBB-     Baa3         750,000    Delta Airlines, 10.375% due 2/01/2011               829,717
BBB      Baa1         500,000    Norfolk Southern Corporation,
                                 7.70% due 5/15/2017                                 519,155
BBB-     Baa3       1,000,000    Union Pacific Corp., 9.625% due 12/15/2002        1,057,960
                                                                                  ----------
                                                                                   2,406,832
--------------------------------------------------------------------------------------------
Industrial--Services--3.2%

BBB      Baa2       1,500,000    Comcast Cable Communications,
                                 8.875% due 5/01/2017                              1,719,750
BBB+     Baa1         500,000    Computer Associates International, Inc.,
                                 6.375% due 4/15/2005                                466,915
A        A2         1,000,000    Dayton Hudson Corp., 10% due 1/01/2011            1,208,060
A-       A3         1,000,000    Hertz Corp., 7% due 1/15/2028                       871,220
BBB-     Baa3         200,000    JC Penney Company, Inc.,
                                 7.95% due 4/01/2017                                  98,000
BBB-     Baa3       1,000,000    News America Inc., 7.25% due 5/18/2018              856,990
A-       A3           500,000    Sears Discover Credit Corp.,
                                 9.14% due 3/13/2012                                 581,160


            December 31, 2000 (20) Mercury Aggregate Bond Index Fund

                                                                              In US Dollars
                  --------------------------------------------------------------------------
S&P      Moody's      Face
Ratings  Ratings     Amount                Corporate Bonds & Notes                 Value
--------------------------------------------------------------------------------------------
Industrial--Services (concluded)

A        A3       $ 1,375,000    Tele-Communications Inc.,
                                 8.25% due 1/15/2003                             $ 1,416,690
                                 Time Warner Inc.:
BBB      Baa1       1,000,000     7.75% due 6/15/2005                              1,046,640
BBB      Baa1         500,000     6.875% due 6/15/2018                               475,465
BBB+     A3         1,000,000    Viacom Inc., 7.75% due 6/01/2005                  1,038,030
                                                                                 -----------
                                                                                   9,778,920
--------------------------------------------------------------------------------------------
Utilities--Communications--1.8%

A        A2         1,000,000    AT&T Corporation, 6% due 3/15/2009                  894,460
A+       Aa2        1,000,000    Bell Atlantic, PA, 6% due 12/01/2028                824,130
BBB+     Baa1       1,000,000    Qwest Capital Funding,
                                 7.90% due 8/15/2010 (a)                           1,025,783
AA-      Aa2          500,000    Southwestern Bell Telecommunications,
                                 6.625% due 7/15/2007                                498,415
A        A2         1,000,000    Vodafone Airtouch PLC,
                                 7.625% due 2/15/2005 (a)                          1,029,753
A-       A3         1,250,000    WorldCom, Inc., 8% due 5/15/2006                  1,280,675
                                                                                 -----------
                                                                                   5,553,216
--------------------------------------------------------------------------------------------
Utilities--Gas & Electric--1.8%

AA-      A1         1,470,000    Baltimore Gas & Electric Co.,
                                 8.375% due 8/15/2001                              1,483,509
BBB+     Baa2         500,000    Commonwealth Edison, Inc.,
                                 6.95% due 7/15/2018                                 472,340
                                 Dominion Resources Inc.:
BBB+     Baa1         500,000     7.625% due 7/15/2005                               522,030
BBB+     Baa1       1,000,000     8.125% due 6/15/2010                             1,080,910
A        A3         1,000,000    Duke Capital Corp., 7.50% due 10/01/2009          1,047,960
BBB+     A3           500,000    Houston Lighting and Power,
                                 8.75% due 3/01/2022                                 522,500
A        A3           500,000    Keyspan Corporation,
                                 7.625% due 11/15/2010                               530,650
                                                                                 -----------
                                                                                   5,659,899
--------------------------------------------------------------------------------------------
Yankee--Corporate--1.8%

A-       A3           500,000    BHP Finance USA Limited,
                                 6.42% due 3/01/2026                                 499,330
A+       A2         1,000,000    Hydro-Quebec, 8.875% due 3/01/2026                1,249,030
BBB      Baa2       1,000,000    Korea Development Bank,
                                 6.625% due 11/21/2003                               981,800
BBB      Baa2         500,000    Korea Telecom, 7.625% due 4/15/2007                 500,600
A        A2           500,000    Norsk Hydro A/S, 6.70% due 1/15/2018                473,420


            December 31, 2000 (21) Mercury Aggregate Bond Index Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                               In US Dollars
                  --------------------------------------------------------------------------
S&P      Moody's      Face
Ratings  Ratings     Amount                Corporate Bonds & Notes                 Value
--------------------------------------------------------------------------------------------
Yankee--Corporate (concluded)

A        A1       $ 1,000,000    Santander Financial Issuances Ltd.,
                                 7% due 4/01/2006                               $    995,320
A-       Baa1         500,000    Tyco International Group SA,
                                 6.875% due 1/15/2029                                462,835
A        A2           300,000    WMC Finance USA, 7.25% due 11/15/2013               297,198
                                                                                ------------
                                                                                   5,459,533
--------------------------------------------------------------------------------------------
                                 Total Investments in Corporate Bonds & Notes
                                 (Cost--$78,364,045)--25.1%                       77,392,740
--------------------------------------------------------------------------------------------

                                            Short-Term Securities
--------------------------------------------------------------------------------------------
Repurchase Agreements**--1.2%
                    3,783,000    Morgan Stanley & Company, purchased on
                                 12/29/2000 to yield 6.30% to 5/01/2028            3,783,000
--------------------------------------------------------------------------------------------
                                 Total Investments in Short-Term Securities
                                 (Cost--$3,783,000)--1.2%                          3,783,000
--------------------------------------------------------------------------------------------
                                 Total Investments
                                 (Cost--$306,287,532)--99.9%                     308,115,265

                                 Other Assets Less Liabilities--0.1%                 229,523
                                                                                ------------
                                 Net Assets--100.0%                             $308,344,788
                                                                                ============
--------------------------------------------------------------------------------------------

 * Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
** Repurchase Agreements are fully collateralized by US Government Agency Obligations.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(1) Represents or includes a "to-be-announced" (TBA) transaction. The Series has committed to purchase securities for which all specific information is not available at this time.

      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.


            December 31, 2000 (22) Mercury Aggregate Bond Index Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of December 31, 2000
--------------------------------------------------------------------------------

MASTER AGGREGATE BOND INDEX SERIES
================================================================================

Assets:

Investments, at value (identified cost--$306,287,532)                 $308,115,265
Cash                                                                       125,907
Receivables:
  Securities sold                                       $ 4,034,665
  Interest                                                3,697,243
  Contributions                                             788,682
  Paydowns                                                    1,849      8,522,439
                                                        -----------
Prepaid expenses                                                            61,405
                                                                      ------------
Total assets                                                           316,825,016
                                                                      ------------
----------------------------------------------------------------------------------

Liabilities:

Payables:
  Securities purchased                                    8,177,404
  Withdrawals                                               122,225
  Investment adviser                                          2,417      8,302,046
                                                        -----------
Accrued expenses and other liabilities                                     178,182
                                                                      ------------
Total liabilities                                                        8,480,228
                                                                      ------------
----------------------------------------------------------------------------------

Net Assets:

Net assets                                                            $308,344,788
                                                                      ============
----------------------------------------------------------------------------------

Net Assets Consist of:

Partners' capital                                                     $306,517,055
Unrealized appreciation on investments--net                              1,827,733
                                                                      ------------
Net assets                                                            $308,344,788
                                                                      ============
----------------------------------------------------------------------------------

See Notes to Financial Statements.


            December 31, 2000 (23) Mercury Aggregate Bond Index Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

MASTER AGGREGATE BOND INDEX SERIES
================================================================================

Investment Income:

Interest and discount earned                                            $ 19,548,301
                                                                        ------------
------------------------------------------------------------------------------------

Expenses:

Accounting services                                      $    146,598
Interest expenses                                              82,585
Professional fees                                              60,531
Custodian fees                                                 49,159
Pricing fees                                                   31,999
Investment advisory fees                                       28,804
Trustees' fees and expenses                                     4,071
Amortization of organization expenses                           3,823
Other                                                           7,536
                                                         ------------
Total expenses                                                               415,106
                                                                        ------------
Investment income--net                                                    19,133,195
                                                                        ------------
------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on Investments--Net:

Realized loss from investments--net                                       (8,055,546)
Change in unrealized appreciation/depreciation on
  investments--net                                                        19,800,656
                                                                        ------------
Net Increase in Net Assets Resulting from Operations                    $ 30,878,305
                                                                        ============
------------------------------------------------------------------------------------

See Notes to Financial Statements.


            December 31, 2000 (24) Mercury Aggregate Bond Index Fund

STATEMENTS OF CHANGES
IN NET ASSETS

MASTER AGGREGATE BOND INDEX SERIES
================================================================================

                                                                             For the
                                                                            Year Ended
                                                                           December 31,
                                                                  ------------------------------
Increase (Decrease) in Net Assets:                                      2000            1999
------------------------------------------------------------------------------------------------
Operations:

Investment income--net                                            $  19,133,195    $  27,956,624
Realized loss on investments--net                                    (8,055,546)        (884,394)
Change in unrealized appreciation/depreciation on
  investments--net                                                   19,800,656      (32,485,362)
                                                                  ------------------------------
Net increase (decrease) in net assets resulting from operations      30,878,305       (5,413,132)
                                                                  ------------------------------
------------------------------------------------------------------------------------------------

Net Capital Contributions:

Decrease in net assets derived from
  net capital contributions                                        (128,681,795)     (23,373,384)
                                                                  ------------------------------
------------------------------------------------------------------------------------------------

Net Assets:

Total decrease in net assets                                        (97,803,490)     (28,786,516)
Beginning of year                                                   406,148,278      434,934,794
                                                                  ------------------------------
End of year                                                       $ 308,344,788    $ 406,148,278
                                                                  ==============================
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


            December 31, 2000 (25) Mercury Aggregate Bond Index Fund

FINANCIAL HIGHLIGHTS

MASTER AGGREGATE BOND INDEX SERIES
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                For the Period
                                                       For the Year                 April 3,
                                                     Ended December 31,            1997+ to
                                              --------------------------------      Dec. 31,
                                                2000        1999        1998          1997
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses, net of reimbursement                     .14%        .10%        .12%            .15%*
                                              ================================================
Expenses                                           .14%        .10%        .13%            .18%*
                                              ================================================
Investment income--net                            6.62%       6.30%       6.20%           6.34%*
                                              ================================================
----------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)      $308,345    $406,148    $434,935        $307,740
                                              ================================================
Portfolio turnover                               43.24%      61.82%      27.89%          86.58%
                                              ================================================
----------------------------------------------------------------------------------------------

+     Commencement of operations.
*     Annualized.

      See Notes to Financial Statements.


            December 31, 2000 (26) Mercury Aggregate Bond Index Fund

NOTES TO FINANCIAL STATEMENTS

MASTER AGGREGATE BOND INDEX SERIES
================================================================================

(1)   Significant Accounting Policies:

      Master Aggregate Bond Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Series.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last quoted bid price at the close of trading on the New York Stock Exchange on each day by brokers that make markets in the securities. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Other investments, including futures contracts and related options, are stated at market value. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Repurchase agreements--The Series invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Series takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Series may be delayed or limited.


            December 31, 2000 (27) Mercury Aggregate Bond Index Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (c) Derivative financial instruments--The Series may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Series is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      oFinancial futures contracts--The Series may purchase or sell financial futures contracts and options on such futures contracts as a proxy for a direct investment in securities underlying the Series' index. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      oOptions--The Series is authorized to purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      (d) Income taxes--The Series is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Series will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Series. Therefore, no Federal income tax provision is required.


            December 31, 2000 (28) Mercury Aggregate Bond Index Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Series will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Series, but will result in a $1,194,873 decrease to cost of securities and a corresponding $1,194,873 increase in net unrealized appreciation, based on securities held as of December 31, 2000.

      (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

      (g) Dollar rolls--The Series may sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

      (h) Security loans--The Series receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Series also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Series.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets.

      During the year ended December 31, 2000, the Series paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $8,380 for security price quotations to compute the net asset value of the Series.

      Merrill Lynch Trust Company, an indirect wholly-owned subsidiary of ML & Co., is the Series' custodian.

      Accounting services were provided to the Series by FAM.


            December 31, 2000 (29) Mercury Aggregate Bond Index Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

      Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $124,883,517 and $233,545,146, respectively.

      Net realized losses for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

                                                  Realized         Unrealized
                                                   Losses            Gains
      ----------------------------------------------------------------------
      Long-term investments                     $(8,055,546)      $1,827,733
                                                ----------------------------
      Total                                     $(8,055,546)      $1,827,733
                                                ============================
      --------------------------------------------------------------------------

      As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,405,041, of which $4,902,358 related to appreciated securities and $3,497,317 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $306,710,224.

(4)   Reverse Repurchase Agreements:

      Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. For the year ended December 31, 2000, the average amount outstanding was approximately $1,650,000 and the daily weighted average interest rate was 5.01%.

(5)   Short-Term Borrowings:

      On December 1, 2000, the Series, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .09% per annum based on the Series' pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Series did not borrow under the facility during the year ended December 31, 2000.


            December 31, 2000 (30) Mercury Aggregate Bond Index Fund

INDEPENDENT AUDITORS' REPORT

MASTER AGGREGATE BOND INDEX SERIES
================================================================================

The Board of Trustees and Investors,
Master Aggregate Bond Index Series
(One of the series constituting
Quantitative Master Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Aggregate Bond Index Series as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period April 3, 1997 (commencement of operations) to December 31, 1997. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Aggregate Bond Index Series of Quantitative Master Series Trust as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 1, 2001


            December 31, 2000 (31) Mercury Aggregate Bond Index Fund

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury Aggregate Bond Index Fund of
Mercury Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

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